Exhibit 99.1
1 Results Call Second Quarter FY2009

3 Safe Harbor Clause The following statement is made pursuant to the Safe Harbor for forward-looking statements described in the Private Securities Litigation Reform Act of 1995. In these communications, we may make certain statements that are forward-looking, such as statements regarding Terremark's future results and plans, and anticipated trends in the industry and economies in which Terremark operates. These forward-looking statements are the Company's expectations on the day of the initial broadcast of the 2nd quarter conference call, and the Company will make no efforts to update these expectations based on subsequent events or knowledge. These forward-looking statements are based on Terremark's current expectations and are subject to a number of risks, uncertainties, and assumptions, including that our revenue may differ from that projected; that we may be further impacted by slowdowns, postponements, or cancellations in our clients' businesses, or deterioration in our clients financial condition; that our targeted service markets may not expand as we expect; that we may experience delays in the awarding of customer contracts; that our reserves and allowances may be inadequate, or the carrying value of our assets may be impaired; that we may experience increased costs associated with realigning our business, or may be unsuccessful in those efforts and any of the other risks in our Annual Report on Form 10K. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Company in these communications. These and other risks, uncertainties, and assumptions are detailed in documents filed by the Company with the Securities and Exchange Commission. Terremark does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances.

5 Q2 FY2009 Highlights Q208 Q209 % Change Total Revenue $45.4 $59.6 31% Recurring Revenue $42.2 $54.0 28% EBITDA $7.8 $9.9 27% Total Bookings $21.2 $27.6 30% Continued strong recurring revenue growth Strength in all customer segments and geographies Strong Demand for NAP of the Capital Region and Enterprise Cloud Generated cash flow from operations of $9.7 million

7 Significant New Customer Wins and Upsells Q2 New Customers Added Kaplan Educational Systems Crow Holdings Nokia Total Customers Q2 Customer Upsells Microsoft YouTube Shutterfly

9 Total Revenue $ in millions Q/Q Growth 29% 10% 14% (1%) 6% Y/Y Growth 88% 102% 85% 59% 31% % Recurring 93% 93% 86% 92% 91% $45.3 $50.0 $56.8 $56.1 $59.6

11 Federal as a % of Total 15% 16% 18% Commercial and Federal Revenue Split

13 31% 62% 7% 7% 34% 59% Q2FY08 Q2 FY09 Total Revenue Composition / Customer Trends 914 Total Customers 1068 $185k Annualized Recurring Revenue / Customer $202k Colocation Managed Services Exchange Point Q2FY08 Q2 FY09

15 P&L Summary $ in thousands (1) Share-based payments, including share-settled liabilities Headcount 671 759 796

17 Commercial and Federal Total Bookings $ in millions $21.2 $31.0 Commercial bookings grew by 6.5% Q109 federal bookings included large CSC booking Outsourcing: reducing cost, conserving capital, improve performance $27.6

19 Total Recurring Bookings $ in millions * * Q109 includes NCR anchor tenant booking (CSC)

21 Customers & Cross Connects Total Customers Cross Connects

Utilization 23 118k 68% 72% 55% Utilization of Built-Out Space Utilization of Total Space * Includes 50,000 sf from NCR facility * * 21% 24% 23% 393k 443k

25 Recurring Rev. per Square Foot Revenue Yield Decrease in recurring revenue per square foot due to ramp up of NCR customers

27 Balance Sheet $ in thousands (2) Includes $29.8 million of current portion of convertible debt (2) (1) Includes short-term restricted cash available to fund capex (1)

29 Guidance Third Quarter Fiscal 2009 Guidance Revenue: $65 million to $67 million EBITDA: $15.0 million to $16.0 million Fiscal Year 2009 Guidance Total Revenue: $255 million to $260 million EBITDA: $58.0 million to $60.0 million Capex: $80 million $ in millions FY 2009 Capex* NAP of the Capital Region (Culpeper) $40 NAP West (Santa Clara) $5 NAP of the Americas (Miami) $20 Technology/Maintenance $15 Total Capex $80 * Current estimate

31 Results Call Second Quarter FY2009